UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 19, 2016

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Defective Agreement.

On May 19, 2016, Sovran Self Storage, Inc., or the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Citigroup Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell 6,000,000 shares of the Company’s common stock, par value $.01 per share, plus up to an additional 900,000 shares of common stock pursuant to the underwriters’ option, at a price to the public of $100.00 per share. On May 20, 2016, the Underwriters exercised their option in full. The offering of 6,900,000 shares of the Company’s common stock will close on May 25, 2016. Net proceeds to the Company from the offering of 6,900,000 shares, before expenses, will be $665,850,000.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company will use net proceeds of this offering to partially fund the acquisition of LifeStorage, LP by the Company. Pending the closing of such acquisition, the funds will be used initially to pay down the Company’s line of credit with the balance retained in cash or cash equivalents.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 19, 2016, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., Wells Fargo Securities, LLC, Citigroup Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., for themselves and as representatives for the several underwriters named therein.

5.1	Opinion of Phillips Lytle LLP as to the legality of the shares sold.

5.2	Opinion of Venable LLP as to all matters of Maryland law.

23.1	Consent of Phillips Lytle LLP (contained in the opinions filed as Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: May 23, 2016	By	/s/ ANDREW J. GREGOIRE
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 19, 2016, between Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., Wells Fargo Securities, LLC, Citigroup Capital Markets Inc. and SunTrust Robinson Humphrey, Inc., for themselves and as representatives for the several underwriters named therein.

5.1	Opinion of Phillips Lytle LLP as to the legality of the shares sold.

5.2	Opinion of Venable LLP as to all matters of Maryland law.

23.1	Consent of Phillips Lytle LLP (contained in the opinions filed as Exhibit 5.1 hereto).

23.2	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.2 hereto).